UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2022

BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:(508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
5.50% Mandatory Convertible Preferred Stock Series A, par value $0.01 per share	BSX PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 7.01 REGULATION FD

On March 2, 2022, Boston Scientific Corporation (the “Company”) issued a press release announcing the commencement of a cash tender offer (the “Tender Offer”) for up to $2.5 billion combined aggregate principal amount of its outstanding 3.375% Senior Notes due 2022, 4.125% Senior Notes due 2023, 4.700% Senior Notes due 2049, 4.550% Senior Notes due 2039, 4.000% Senior Notes due 2029, 4.000% Senior Notes due 2028, 3.850% Senior Notes due 2025, 3.750% Senior Notes due 2026, 3.450% Senior Notes due 2024, 2.650% Senior Notes due 2030, 1.900% Senior Notes due 2025, 6.750% Senior Notes due 2035 and 7.375% Senior Notes due 2040 (collectively, the “Securities”). The Tender Offer is being made exclusively pursuant to an offer to purchase dated March 2, 2022, which sets forth the terms and conditions of the Tender Offer. Consummation of the Tender Offer is subject to satisfaction of a financing condition.

A copy of the Company’s press release announcing the Tender Offer is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information contained in Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are for informational purposes only and do not constitute an offer to purchase the Securities or a notice of redemption.

The information contained in Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.
99.1	Press Release issued by Boston Scientific Corporation, dated March 2, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: March 2, 2022	By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary